Exhibit 99.4
Supplemental unaudited condensed consolidating quarterly financial information
On July 5, 2006, Nortel Networks Limited and subsidiaries (“Nortel”) completed an offering of $2,000 aggregate principal amount of senior notes (the “Notes”) to qualified institutional buyers pursuant to Rule 144A and to persons outside the United States pursuant to Regulation S under U.S. Securities Act of 1933, as amended (the “Securities Act”). The Notes consist of $450 of senior fixed rate notes due 2016, $550 of senior fixed rate notes due 2013 and $1,000 of floating rate senior notes due 2011. The Notes are fully and unconditionally guaranteed by Nortel Networks Corporation (“NNC”) and initially guaranteed by Nortel Networks Inc. (“NNI” or the “Guarantor Subsidiary”). See note 11 to our audited consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 filed with the Form 8-K of which this Exhibit 99.4 forms a part (the “2006 Financial Statements”) for more information.
On March 28, 2007, NNC completed an offering of $1,150 aggregate principal amount of unsecured convertible senior notes (the “Convertible Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act and in Canada to qualified institutional buyers that are also accredited investors pursuant to applicable Canadian private placement exemptions. The Convertible Notes consist of $575 principal amount of Senior Convertible Notes due 2012 and $575 of Senior Convertible Notes due 2014. The Convertible Notes are fully and unconditionally guaranteed by Nortel and initially guaranteed by NNI.
The guarantee by NNI of the Notes or the Convertible Notes will be released if the Notes or the Convertible Notes, respectively, have a rating of Baa3 or higher by Moody’s and a rating of BBB- or higher from Standard & Poor’s, in each case, with no negative outlook.
The following supplemental condensed consolidating financial data has been prepared in accordance with Rule 3-10 of Regulation S-X and illustrates, in separate columns, the composition of NNL, the Guarantor Subsidiary, the subsidiaries of Nortel that are not issuers or guarantors of the Notes and the Convertible Notes (the “Non-Guarantor Subsidiaries”), eliminations and the consolidated total as of June 30, 2007 and 2006 and March 31, 2007 and 2006, for the three and six month periods ended June 30, 2007 and 2006 and for the three month period ended March 31, 2007 and 2006. This data should be read in conjunction with the unaudited condensed consolidated financial statements of Nortel for the three months ended March 31, 2007 and 2006 and the three and six months ended June 30, 2007 and 2006, previously filed by Nortel with the Securities and Exchange Commission (the “SEC”) under cover of Forms 10-Q on May 4, 2007 and August 3, 2007, respectively. NNC quarterly financial information is filed separately with the SEC.
Investments in subsidiaries are accounted for using the equity method for purposes of the supplemental consolidating financial data. Net earnings (loss) of subsidiaries are therefore reflected in the investments account and net earnings (loss). The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions. The financial data may not necessarily be indicative of the results of operations or financial position had the subsidiaries been operating as independent entities.

Supplemental Condensed Consolidating Statements of Operations for the six months ended June 30, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$1,454	$2,373	$2,179	$(961)	$5,045
Cost of revenues	921	1,612	1,421	(961)	2,993

Gross profit	533	761	758	—	2,052

Selling, general and administrative expense	300	402	494	—	1,196
Research and development expense	415	321	88	—	824
Amortization of intangibles	—	4	21	—	25
Special charges	12	60	44	—	116
Loss (gain) on sale of businesses and assets	2	1	(14)	—	(11)

Operating earnings (loss)	(196)	(27)	125	—	(98)

Other income (expense) — net	162	(103)	154	(3)	210
Interest expense
Long-term debt	(110)	(5)	(13)	—	(128)
Other	10	(40)	33	(14)	(11)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(134)	(175)	299	(17)	(27)
Income tax benefit (expense)	9	(1)	(32)	—	(24)

	(125)	(176)	267	(17)	(51)
Minority interests — net of tax	—	—	(13)	—	(13)
Equity in net earnings (loss) of associated companies — net of tax	62	50	2	(113)	1

Net earnings (loss) before cumulative effect of accounting change	(63)	(126)	256	(130)	(63)
Cumulative effect of accounting change — net of tax	—	—	—	—	—

Net earnings (loss)	(63)	(126)	256	(130)	(63)
Dividends on preferred shares	20	—	—	—	20

Net earnings (loss) applicable to common shares	$(83)	$(126)	$256	$(130)	$(83)

Supplemental Condensed Consolidating Statements of Operations for the six months ended June 30, 2006 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$1,306	$2,394	$2,719	$(1,249)	$5,170
Cost of revenues	922	1,525	1,978	(1,249)	3,176

Gross profit	384	869	741	—	1,994

Selling, general and administrative expense	235	457	524	—	1,216
Research and development expense	422	341	205	—	968
Amortization of intangibles	—	1	10	—	11
In-process research and development expense	—	16	—	—	16
Special charges	12	31	11	—	54
Loss (gain) on sale of businesses and assets	(6)	(14)	(7)	—	(27)

Operating earnings (loss)	(279)	37	(2)	—	(244)

Other income (expense) — net	71	23	16	10	120
Interest expense
Long-term debt	(17)	(30)	(14)	—	(61)
Other	(37)	(25)	36	3	(23)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(262)	5	36	13	(208)
Income tax benefit (expense)	6	(2)	(58)	—	(54)

	(256)	3	(22)	13	(262)
Minority interests — net of tax	—	—	28	—	28
Equity in net earnings (loss) of associated companies — net of tax	26	(18)	(1)	(11)	(4)

Net earnings (loss) before cumulative effect of accounting change	(230)	(15)	5	2	(238)
Cumulative effect of accounting change — net of tax	1	5	3	—	9

Net earnings (loss)	(229)	(10)	8	2	(229)
Dividends on preferred shares	17	—	—	—	17

Net earnings (loss) applicable to common shares	$(246)	$(10)	$8	$2	$(246)

Supplemental Condensed Consolidating Statements of Operations for the three months ended June 30, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$914	$1,113	$1,054	$(519)	$2,562
Cost of revenues	483	921	629	(519)	1,514

Gross profit	431	192	425	—	1,048

Selling, general and administrative expense	136	215	242	—	593
Research and development expense	243	156	20	—	419
Amortization of intangibles	—	2	11	—	13
Special charges	2	12	22	—	36
Loss (gain) on sale of businesses and assets	1	1	(12)	—	(10)

Operating earnings (loss)	49	(194)	142	—	(3)

Other income (expense) — net	122	(120)	125	(3)	124
Interest expense
Long-term debt	(55)	(2)	(7)	—	(64)
Other	(5)	(20)	17	2	(6)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	111	(336)	277	(1)	51
Income tax benefit (expense)	7	—	(18)	—	(11)

	118	(336)	259	(1)	40
Minority interests — net of tax	—	—	(1)	—	(1)
Equity in net earnings (loss) of associated companies — net of tax	(78)	79	2	(2)	1

Net earnings (loss) before cumulative effect of accounting change	40	(257)	260	(3)	40
Cumulative effect of accounting change — net of tax	—	—	—	—	—

Net earnings (loss)	40	(257)	260	(3)	40
Dividends on preferred shares	10	—	—	—	10

Net earnings (loss) applicable to common shares	$30	$(257)	$260	$(3)	$30

Supplemental Condensed Consolidating Statements of Operations for the three months ended June 30, 2006 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$654	$1,205	$1,515	$(594)	$2,780
Cost of revenues	484	776	1,046	(594)	1,712

Gross profit	170	429	469	—	1,068

Selling, general and administrative expense	74	234	299	—	607
Research and development expense	236	170	87	—	493
Amortization of intangibles	—	1	5	—	6
In-process research and development expense	—	16	—	—	16
Special charges	11	31	7	—	49
Loss (gain) on sale of businesses and assets	11	(1)	2	—	12

Operating earnings (loss)	(162)	(22)	69	—	(115)

Other income (expense) — net	55	13	(12)	7	63
Interest expense
Long-term debt	(4)	(27)	(7)	—	(38)
Other	(25)	(3)	18	2	(8)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(136)	(39)	68	9	(98)
Income tax benefit (expense)	4	(2)	(31)	—	(29)

	(132)	(41)	37	9	(127)
Minority interests — net of tax	—	—	13	—	13
Equity in net earnings (loss) of associated companies — net of tax	16	(6)	—	(12)	(2)

Net earnings (loss) before cumulative effect of accounting change	(116)	(47)	50	(3)	(116)
Cumulative effect of accounting change — net of tax	—	—	—	—	—

Net earnings (loss)	(116)	(47)	50	(3)	(116)
Dividends on preferred shares	9	—	—	—	9

Net earnings (loss) applicable to common shares	$(125)	$(47)	$50	$(3)	$(125)

Supplemental Condensed Consolidating Statements of Operations for the three months ended March 31, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$540	$1,260	$1,125	$(442)	$2,483
Cost of revenues	438	691	792	(442)	1,479

Gross profit	102	569	333	—	1,004

Selling, general and administrative expense	164	187	252	—	603
Research and development expense	172	165	68	—	405
Amortization of intangibles	—	2	10	—	12
Special charges	10	48	22	—	80
Loss (gain) on sale of businesses and assets	1	—	(2)	—	(1)

Operating earnings (loss)	(245)	167	(17)	—	(95)

Other income (expense) — net	40	17	29	—	86
Interest expense
Long-term debt	(55)	(3)	(6)	—	(64)
Other	15	(20)	16	(16)	(5)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(245)	161	22	(16)	(78)
Income tax benefit (expense)	2	(1)	(14)	—	(13)

	(243)	160	8	(16)	(91)
Minority interests — net of tax	—	—	(12)	—	(12)
Equity in net earnings (loss) of associated companies — net of tax	140	(29)	—	(111)	—

Net earnings (loss) before cumulative effect of accounting change	(103)	131	(4)	(127)	(103)
Cumulative effect of accounting change — net of tax	—	—	—	—	—

Net earnings (loss)	(103)	131	(4)	(127)	(103)
Dividends on preferred shares	10	—	—	—	10

Net earnings (loss) applicable to common shares	$(113)	$131	$(4)	$(127)	$(113)

Supplemental Condensed Consolidating Statements of Operations for the three months ended March 31, 2006 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$652	$1,189	$1,203	$(654)	$2,390
Cost of revenues	438	749	931	(654)	1,464

Gross profit	214	440	272	—	926

Selling, general and administrative expense	161	223	225	—	609
Research and development expense	186	171	118	—	475
Amortization of intangibles	—	—	5	—	5
Special charges	1	—	4	—	5
Loss (gain) on sale of businesses and assets	(17)	(13)	(9)	—	(39)

Operating earnings (loss)	(117)	59	(71)	—	(129)

Other income (expense) — net	16	10	28	3	57
Interest expense
Long-term debt	(13)	(3)	(7)	—	(23)
Other	(12)	(22)	18	1	(15)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(126)	44	(32)	4	(110)
Income tax benefit (expense)	2	—	(27)	—	(25)

	(124)	44	(59)	4	(135)
Minority interests — net of tax	—	—	15	—	15
Equity in net earnings (loss) of associated companies — net of tax	10	(12)	(1)	1	(2)

Net earnings (loss) before cumulative effect of accounting change	(114)	32	(45)	5	(122)
Cumulative effect of accounting change — net of tax	1	5	3	—	9

Net earnings (loss)	(113)	37	(42)	5	(113)
Dividends on preferred shares	8	—	—	—	8

Net earnings (loss) applicable to common shares	$(121)	$37	$(42)	$5	$(121)

Supplemental Condensed Consolidating Balance Sheets as of June 30, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries(a)	Eliminations	Total

ASSETS
Current assets
Cash and cash equivalents	$1,295	$1,215	$1,955	$—	$4,465
Restricted cash and cash equivalents	17	17	3	—	37
Accounts receivable — net	1,472	1,668	4,980	(5,580)	2,540
Inventories — net	132	559	1,443	(15)	2,119
Deferred income taxes — net	50	318	64	—	432
Other current assets	122	123	289	—	534

Total current assets	3,088	3,900	8,734	(5,595)	10,127

Investments	6,805	4,956	2,775	(14,340)	196
Plant and equipment — net	494	425	590	—	1,509
Goodwill	—	1,877	480	—	2,357
Intangible assets — net	10	41	183	—	234
Deferred income taxes — net	2,039	1,245	632	—	3,916
Other assets	105	146	441	(163)	529

Total assets	$12,541	$12,590	$13,835	$(20,098)	$18,868

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade and other accounts payable	$2,357	$2,386	$2,151	$(5,580)	$1,314
Payroll and benefit-related liabilities	113	205	227	—	545
Contractual liabilities	12	60	167	—	239
Restructuring liabilities	8	63	34	—	105
Other accrued liabilities	484	1,226	2,010	—	3,720
Long-term debt due within one year	1	12	9	—	22

Total current liabilities	2,975	3,952	4,598	(5,580)	5,945

Long-term debt	2,208	99	323	—	2,630
Deferred income taxes — net	—	—	53	—	53
Other liabilities	1,358	1,169	1,624	(163)	3,988

Total liabilities	6,541	5,220	6,598	(5,743)	12,616

Minority interests in subsidiary companies	—	—	252	—	252

Shareholders’ equity	6,000	7,370	6,985	(14,355)	6,000

Total liabilities and shareholders’ equity	$12,541	$12,590	$13,835	$(20,098)	$18,868

(a)	Includes $150 of debt held by a Non-Guarantor Subsidiary and fully and unconditionally guaranteed by Nortel.

Supplemental Condensed Consolidating Balance Sheets as of March 31, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries(a)	Eliminations	Total

ASSETS
Current assets
Cash and cash equivalents	$1,347	$1,322	$1,880	$—	$4,549
Restricted cash and cash equivalents	12	20	2	—	34
Accounts receivable — net	—	2,132	10,904	(10,565)	2,471
Inventories — net	122	550	1,388	(12)	2,048
Deferred income taxes — net	45	278	44	—	367
Other current assets	108	123	258	—	489

Total current assets	1,634	4,425	14,476	(10,577)	9,958

Investments	6,807	5,014	2,856	(14,476)	201
Plant and equipment — net	498	436	579	—	1,513
Goodwill	—	1,877	475	—	2,352
Intangible assets — net	—	43	186	—	229
Deferred income taxes — net	1,856	1,285	644	—	3,785
Other assets	230	299	781	(743)	567

Total assets	$11,025	$13,379	$19,997	$(25,796)	$18,605

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade and other accounts payable	$1,031	$2,873	$7,968	$(10,565)	$1,307
Payroll and benefit-related liabilities	94	197	232	—	523
Contractual liabilities	13	54	160	—	227
Restructuring liabilities	14	80	41	—	135
Other accrued liabilities	448	1,413	1,917	—	3,778
Long-term debt due within one year	1	9	11	—	21

Total current liabilities	1,601	4,626	10,329	(10,565)	5,991

Long-term debt	2,219	100	322	—	2,641
Deferred income taxes — net	—	—	48	—	48
Other liabilities	1,370	1,052	2,157	(743)	3,836

Total liabilities	5,190	5,778	12,856	(11,308)	12,516

Minority interests in subsidiary companies	—	—	254	—	254

Shareholders’ equity	5,835	7,601	6,887	(14,488)	5,835

Total liabilities and shareholders’ equity	$11,025	$13,379	$19,997	$(25,796)	$18,605

(a)	Includes $150 of debt held by a Non-Guarantor Subsidiary and fully and unconditionally guaranteed by Nortel.

Supplemental Condensed Consolidating Statements of Cash Flows for the six months ended June 30, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(63)	$(126)	$256	$(130)	$(63)
Adjustment to reconcile to net earnings (loss)	739	218	13	130	1,100

Net cash from (used in) operating activities	676	92	269	—	1,037

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(33)	(29)	(47)	—	(109)
Proceeds on disposals of plant and equipment	58	3	23	—	84
Change in restricted cash and cash equivalents	—	2	5	—	7
Acquisitions of investments and businesses — net of cash acquired	(2)	(2)	(22)	—	(26)
Proceeds on sale of investments and businesses and assets	(52)	7	27	—	(18)

Net cash from (used in) investing activities	(29)	(19)	(14)	—	(62)

Cash flows from (used in) financing activities
Dividends paid	(25)	—	—	—	(25)
Increase in notes payable	—	—	24	—	24
Decrease in notes payable	—	—	(27)	—	(27)
Increase in loan payable	—	—	—	—	—
Repayments of long-term debt	—	—	—	—	—
Decrease in capital leases payable	(1)	(3)	(7)	—	(11)

Net cash from (used in) financing activities	(26)	(3)	(10)	—	(39)

Effect of foreign exchange rate changes on cash and cash equivalents	48	—	(6)	—	42

Net increase (decrease) in cash and cash equivalents	669	70	239	—	978
Cash and cash equivalents at beginning of period	626	1,145	1,716	—	3,487

Cash and cash equivalents at end of period	$1,295	$1,215	$1,955	$—	$4,465

Supplemental Condensed Consolidating Statements of Cash Flows for the six months ended June 30, 2006 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(229)	$(10)	$8	$2	$(229)
Adjustment to reconcile to net earnings (loss)	1,258	(1,928)	109	(2)	(563)

Net cash from (used in) operating activities	1,029	(1,938)	117	—	(792)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(43)	(64)	(70)	—	(177)
Proceeds on disposals of plant and equipment	87	1	1	—	89
Change in restricted cash and cash equivalents	16	(2)	2	—	16
Acquisitions of investments and businesses — net of cash acquired	—	(101)	(24)	—	(125)
Proceeds on sale of investments and businesses and assets	88	6	14	—	108

Net cash from (used in) investing activities	148	(160)	(77)	—	(89)

Cash flows from (used in) financing activities
Dividends paid	(31)	—	—	—	(31)
Increase in notes payable	—	—	27	—	27
Decrease in notes payable	—	—	(12)	—	(12)
Increase in loan payable	—	1,300	—	—	1,300
Repayments of long-term debt	(1,275)	—	(150)	—	(1,425)
Decrease in capital leases payable	(3)	(4)	(2)	—	(9)

Net cash from (used in) financing activities	(1,309)	1,296	(137)	—	(150)

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	53	—	53

Net increase (decrease) in cash and cash equivalents	(132)	(802)	(44)	—	(978)
Cash and cash equivalents at beginning of period	245	1,201	1,430	—	2,876

Cash and cash equivalents at end of period	$113	$399	$1,386	$—	$1,898

Supplemental Condensed Consolidating Statements of Cash Flows for the three months ended March 31, 2007 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(103)	$131	$(4)	$(127)	$(103)
Adjustment to reconcile to net earnings (loss)	899	63	172	127	1,261

Net cash from (used in) operating activities	796	194	168	—	1,158

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(17)	(17)	(22)	—	(56)
Proceeds on disposals of plant and equipment	—	1	13	—	14
Change in restricted cash and cash equivalents	6	(1)	5	—	10
Acquisitions of investments and businesses — net of cash acquired	—	(1)	(13)	—	(14)
Proceeds on sale of investments and businesses and assets	(55)	3	13	—	(39)

Net cash from (used in) investing activities	(66)	(15)	(4)	—	(85)

Cash flows from (used in) financing activities
Dividends paid	(10)	—	—	—	(10)
Increase in notes payable	—	—	10	—	10
Decrease in notes payable	—	—	(12)	—	(12)
Increase in loan payable	—	—	—	—	—
Repayments of long-term debt	—	—	—	—	—
Decrease in capital leases payable	(1)	(2)	(2)	—	(5)

Net cash from (used in) financing activities	(11)	(2)	(4)	—	(17)

Effect of foreign exchange rate changes on cash and cash equivalents	2	—	4	—	6

Net increase (decrease) in cash and cash equivalents	721	177	164	—	1,062
Cash and cash equivalents at beginning of period	626	1,145	1,716	—	3,487

Cash and cash equivalents at end of period	$1,347	$1,322	$1,880	$—	$4,549

Supplemental Condensed Consolidating Statements of Cash Flows for the three months ended March 31, 2006 (unaudited):

	Nortel		Non-
	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(113)	$37	$(42)	$5	$(113)
Adjustment to reconcile to net earnings (loss)	1,164	(1,184)	3	(5)	(22)

Net cash from (used in) operating activities	1,051	(1,147)	(39)	—	(135)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(24)	(40)	(35)	—	(99)
Proceeds on disposals of plant and equipment	87	—	—	—	87
Change in restricted cash and cash equivalents	7	(3)	(1)	—	3
Acquisitions of investments and businesses — net of cash acquired	—	(100)	(21)	—	(121)
Proceeds on sale of investments and businesses and assets	11	2	14	—	27

Net cash from (used in) investing activities	81	(141)	(43)	—	(103)

Cash flows from (used in) financing activities
Dividends paid	(18)	—	—	—	(18)
Increase in notes payable	—	—	4	—	4
Decrease in notes payable	—	—	(3)	—	(3)
Increase in loan payable	—	1,300	—	—	1,300
Repayments of long-term debt	(1,275)	—	—	—	(1,275)
Decrease in capital leases payable	(2)	(2)	(1)	—	(5)

Net cash from (used in) financing activities	(1,295)	1,298	—	—	3

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	14	—	14

Net increase (decrease) in cash and cash equivalents	(163)	10	(68)	—	(221)
Cash and cash equivalents at beginning of period	245	1,201	1,430	—	2,876

Cash and cash equivalents at end of period	$82	$1,211	$1,362	$—	$2,655